RIGHTS AGREEMENTS	6 Months Ended
Sep. 30, 2021
RIGHTS AGREEMENTS
6. RIGHTS AGREEMENTS

NOTE 6 - RIGHTS AGREEMENTS

On August 25, 2021, the Company, through their 100% owned subsidiary NAS, entered into an Equipment Rights Agreements with Hydrenesis-Delta Systems, LLC (Hydrenesis-Delta") and a Technology Rights Agreement, in a sub-license agreement with Hydrenesis Aquaculture LLC ("Hydrenesis-Aqua"), The Equipment Rights involve specialized and proprietary equipment used to produce and control, dose, and infuse Hydrogas® and RLS® into both water and other chemical species, while the Technology sublicense pertains to the rights to Hydrogas® and RLS®. Both Rights agreements are for a 10 year term, which shall automatically renew for ten year successive terms. The term can be terminated by written notice by mutual consent, or by either party upon a breach of contract, insolvency or filing of bankruptcy. The agreements accord the exclusive rights to purchase or distribute the technology, or buy or rent the equipment, in the Industry Sector, which is the primary business and revenue stream generated from indoor aquaculture farming of any species in the Territory, defined as anywhere in the world except for the countries in the Gulf Corporation Council.

The consideration for the Equipment Rights consists of the sum of $2,500,000, with $500,000 in cash paid at closing, and $500,000 to be paid on the first day of the next calendar quarter, plus $250,000 to be paid on the first day of each successive calendar quarter until the amount is paid in full.

Per the Terms set forth in the Technology Rights Agreement, the consideration is defined as the sum of $10,000,000, consisting of $2,500,000 in cash at closing, and an additional $1,000,000 within 60 days after closing, and $6,500,000 worth of unrestricted common shares of stock in the parent company, NSI, at a stipulated share price of $0.505. Determined with this stipulated price, 12,871,287 shares are required to be issued. Based on the market price on August 25, 2021 of $0.37, is the fair value of the shares is $4,762,376, which results in a fair value total consideration of $8,262,376. As of September 30, 2021, the shares are not yet issued and are therefore classified in Shares payable. The common shares are covered by a Lock-Up ad Leak-Out Agreement.

The terms of the Agreements set forth that NAS will pay to Hydrenesis 12.5% royalty fees. The royalties are calculated per all customer or sub-license revenue generated by NAS, NSI or any Affiliate, from the sale or rental of either the Technologies or Hydrenesis Equipment, based on gross revenue less returns, rebates and sales taxes. There are sales milestones for exclusivity, whereby if NAS fails to achieve a sales milestone starting in Year 3, the exclusivity rights in both of the Rights agreements shall revert to non-exclusive rights. To maintain the exclusivity for the subsequent year, the Company may pay the amount of the royalty fees that would have been due if the Sales Milestone had been meet in the current year.

The Sales Milestones are:

Year 3	$250,000 Royalty
Year 4	$375,000 Royalty
Year 5	$625,000 Royalty
Year 6	$875,000 Royalty
All subsequent years	$1,000,000Royalty